CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) I, Lim Hun Beng, Chief Executive Officer of Duesenberg Technologies Inc. (the “Company”) certify that:

(a)   The Quarterly Report on Form 10-Q for the period ended April 30, 2022, of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)   Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 21, 2022

/s/ Lim Hun Beng

Lim Hun Beng

Chief Executive Officer

(Principal Executive Officer),

President